UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2007

                              ATC HEALTHCARE, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-11380               11-2650500
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
         of Incorporation)        File Number)      Identification Number)


         1983 Marcus Avenue
         Lake Success, New York                             11042
         (Address of Principal Executive Offices)         (Zip Code)

                                 (516) 750-1600
              (Registrant's telephone number, including area code)
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
     Standard; Transfer of Listing

     On October 24, 2007, ATC Healthcare, Inc. (the "Company") received a letter from the American Stock Exchange ("AMEX") stating that the Company was not in compliance with the AMEX's continued listing requirements set forth in Sections 134 and 1101 of the AMEX Company Guide as a result of the Company's delayed filing with the SEC of its Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2007. In order to maintain its AMEX listing, the Company must submit a plan by November 7, 2007 advising AMEX of action it has taken, or will take, that would bring the Company into compliance with Sections 134 and 1101 by no later than January 24, 2008. The Company intends to submit such plan and file its Form 10-Q within the deadlines provided by AMEX.

     On October 26, 2007, the Company received a letter from AMEX stating that the Company was not in compliance with AMEX's continued listing requirements set forth in Sections 121A(1), 121B (2)(a) and 802(a) of the AMEX Company Guide regarding the Company having at least fifty percent of its Board of Directors be comprised of independent directors and maintaining an Audit Committee of at least three independent directors. This arose due to the recent resignation of Bernard J. Firestone from the Company's Board of Directors due to a potential conflict of interest, as previously reported. The Company intends to replace Mr. Firestone with another independent director by the January 24, 2008 deadline set by AMEX.

     On October 29, 2007, the Company issued a press release disclosing the foregoing, a copy of which is attached hereto as Exhibit 99.1.

     There can be no assurance that the Company can meet the deadlines set by AMEX or otherwise maintain its AMEX listing.


Item 9.01.        Financial Statements and Exhibits.


99.1     Press release dated October 30, 2007


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ATC HEALTHCARE, INC.


                                     By:  /S/ David Kimbell
                                         ---------------------------------------
                                          David Kimbell
                                          Senior Vice President-Finance,
                                          Chief Financial Officer and
                                          Treasurer


Date:   October 30, 2007


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                                  Exhibit Index


99.1     Press release dated October 30, 2007